U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2022

Inrad Optics, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey	07647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The Company held its 2022 Annual Meeting on June 9, 2022, and made available an annual meeting presentation to its shareholders.

The presentation is furnished as exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

The Company is not undertaking to update this presentation. This report is not intended as a statement concerning the materiality of any information contained in the presentation.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit 99.1 2022 Annual Meeting Presentation to the Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 10, 2022
	By:	/s/ Theresa A. Balog
CFO, Secretary and Treasurer